UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 20, 2016

Financial Gravity Companies, Inc. –

(Exact name of registrant as specified in its charter)

Nevada –

(State or other jurisdiction of incorporation)

333-144504 –	20-4057712 –
(Commission File Number)	(IRS Employer Identification No.)

800 N. Watters Rd., Suite 120, Allen, Texas 75013 .

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (469) 342-9100

________________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant

Previous registered public accounting firm

On December 20, 2016, the firm of Lane Gorman Trubitt, LLC (“Lane Gorman”) resigned as auditors of Financial Gravity Companies, Inc. (the “Company”). This action was in response to concerns about the independence of Lane Gorman based on the firm’s involvement in the preparation of footnote disclosures on prior audit reports for the years ended December 31, 2015 and 2014. These concerns were highlighted in comment letters received from the SEC dated November 8, 2016 and December 12, 2016. Lane Gorman determined that resignation was the most prudent action to take, in order for the Company to timely engage a new firm and complete a new audit of the financial statements for the two years ended September 30, 2016 and 2015.

Lane Gorman’s reports on the Company’s financial statements for the past two years did not contain an adverse opinion or a disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope, or accounting principles.

During the Company’s two most recent fiscal years and any subsequent interim period preceding Lane Gorman’s resignation, there were no disagreements with Lane Gorman on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

During the Company’s two most recent fiscal years and any subsequent interim period preceding Lane Gorman’s resignation, there were no “reportable events” (as described in paragraph (a)(1)(v) of Item 304 of Regulation S-K).

The Company has provided Lane Gorman with a copy of the above disclosures. A copy of Lane Gorman’s letter to the U.S. Securities and Exchange Commission required by Item 304(a) of Regulation S-K is included as Exhibit 16.1 to this Report.

New registered public accounting firm

On December 26, 2016 (the “Engagement Date”), the Company engaged the firm of Whitley Penn LLP (“Whitley Penn”) as the new independent auditors for the years ended September 30, 2016 and 2015. The decision to engage Whitley Penn as the Company’s independent registered public accounting firm was approved by the Company’s Board of Directors.

During the two most recent fiscal years and through the Engagement Date, the Company has not consulted with Whitley Penn regarding either:

1.	The application of accounting principles to any specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report was provided to the Company nor oral advice was provided that Whitley Penn concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or

2.	Any matter that was either the subject of a “disagreement” (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K and the related instructions thereto) or a “reportable event” (as described in paragraph (a)(1)(v) of Item 304 of Regulation S-K).

Item 9.01 Financial Statements and Exhibits

16.1	Acknowledgement letter

16.2	Resignation letter

2

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FINANCIAL GRAVITY COMPANIES, INC. (Registrant)

Date: December 28, 2016	By:	/s/ John Pollock
Name: John Pollock Title: Chairman/Chief Executive Officer

3